EXHIBIT 32

     CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Yosemite Mortgage Fund II, LLC (the "Issuer") on Form 10-Q for the quarter ended June 30, 2005, filed with the Securities and Exchange Commission on or about the date hereof, I, Steven M. Pontes, General Manager of MFP Management LLC, the Manager of the Issuer, and the equivalent of the chief executive officer and chief financial officer of the Issuer, certify that the Report on Form 10-Q containing the financial statements of the Issuer fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15U.S.C. 78m(a) or 78o(d) and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 15, 2005

                              /S/ STEVEN M. PONTES
                              --------------------------------------------------
                              [Signature]    General Manager
                                             MFP Management LLC, Manager [Title]
                                             Principal Executive Officer
                                             Principal Financial Officer